UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21586

                    First Trust Enhanced Equity Income Fund
        ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2012
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2012

                                  FIRST TRUST
                                ENHANCED EQUITY
                                  INCOME FUND


FIRST TRUST                                 CHARTWELL INVESTMENT PARTNERS
                                        --------------------------------------
                                      Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                 ANNUAL REPORT
                               DECEMBER 31, 2012

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities.......................................... 12
Statement of Operations...................................................... 13
Statements of Changes in Net Assets.......................................... 14
Financial Highlights......................................................... 15
Notes to Financial Statements................................................ 16
Report of Independent Registered Public Accounting Firm...................... 22
Additional Information....................................................... 23
Board of Trustees and Officers............................................... 25
Privacy Policy............................................................... 27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Enhanced Equity Income Fund (the "Fund").

The report you hold contains detailed information about the Fund over the twelve months ended December 31, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investment so you and your financial advisor are current on what you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Enhanced Equity Income Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENHANCED EQUITY INCOME FUND
"AT A GLANCE"
AS OF DECEMBER 31, 2012 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                              FFA
Common Share Price                                          $11.84
Common Share Net Asset Value ("NAV")                        $13.27
Premium (Discount) to NAV                                   (10.78)%
Net Assets Applicable to Common Shares                $265,009,369
Current Quarterly Distribution per Common Share (1)         $0.225
Current Annualized Distribution per Common Share            $0.900
Current Distribution Rate on Closing Common Share Price (2)   7.60%
Current Distribution Rate on NAV (2)                          6.78%
-------------------------------------------------------------------

-------------------------------------------------------------------
          COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price    NAV
12/11       10.83                 12.51
            11.05                 12.70
            11.21                 12.85
            11.43                 13.07
1/12        11.55                 13.08
            11.75                 13.37
            11.79                 13.34
            11.89                 13.54
2/12        12.12                 13.57
            12.07                 13.61
            12.09                 13.62
            12.24                 13.87
3/12        11.96                 13.59
            12.08                 13.67
            11.99                 13.56
            11.79                 13.30
            11.87                 13.42
4/12        12.09                 13.61
            11.97                 13.38
            11.86                 13.21
            11.25                 12.69
5/12        11.54                 12.91
            11.22                 12.55
            11.46                 12.99
            11.64                 13.15
6/12        11.59                 12.87
            11.77                 13.12
            11.81                 13.09
            11.73                 13.11
            11.77                 13.20
7/12        11.87                 13.33
            11.96                 13.44
            12.03                 13.59
            12.17                 13.66
8/12        12.05                 13.60
            12.02                 13.55
            12.19                 13.80
            12.39                 14.01
            12.23                 13.78
9/12        12.21                 13.58
            12.29                 13.76
            12.26                 13.49
            12.30                 13.53
10/12       12.00                 13.34
            12.12                 13.34
            11.70                 13.07
            11.32                 12.90
11/12       11.91                 13.35
            11.91                 13.43
            11.82                 13.39
            11.77                 13.37
            11.86                 13.31
            11.60                 13.05
12/12       11.84                 13.27



---------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------
                                                                        Average Annual Total Return
                                                                  ---------------------------------------
                                                 1 Year Ended      5 Years Ended    Inception (8/26/2004)
                                                  12/31/2012        12/31/2012          to 12/31/2012
FUND PERFORMANCE (3)
NAV                                                 14.18%             2.78%                4.77%
Market Value                                        17.68%             3.10%                2.78%

INDEX PERFORMANCE
S&P 500(R) Index                                    16.00%             1.66%                5.27%
BXM Index                                            5.20%             1.13%                4.06%
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Apple, Inc.                                     4.4%
Pfizer, Inc.                                    3.3
JPMorgan Chase & Co.                            3.1
General Electric Co.                            2.8
Philip Morris International, Inc.               2.5
International Business Machines Corp.           2.5
Coca-Cola (The) Co.                             2.4
QUALCOMM, Inc.                                  2.3
BlackRock, Inc.                                 2.3
Occidental Petroleum Corp.                      2.1
-----------------------------------------------------
                                      Total    27.7%
                                              ======


-----------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Information Technology                         19.7%
Financials                                     16.3
Energy                                         13.4
Consumer Discretionary                         12.4
Industrials                                    10.9
Health Care                                    10.2
Consumer Staples                                8.4
Materials                                       3.3
Telecommunication Services                      3.1
Utilities                                       2.3
-----------------------------------------------------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 12/31/2012. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                 ANNUAL REPORT
                               DECEMBER 31, 2012


                                  SUB-ADVISOR

Chartwell Investment Partners, L.P. ("Chartwell") is an employee-owned investment advisory firm founded on April 1, 1997 by nine investment professionals from Delaware Investment Advisers. The firm is 75% owned by the partners and employees of Chartwell and 25% owned by a limited partnership comprised of three passive investors in the Philadelphia area. There are no affiliates at this time. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process.

Timothy J. Riddle, an executive with 33 years of investment industry experience, is the Chief Executive Officer of Chartwell. Michael J. McCloskey, an executive with 25 years of management experience, serves as President. G. Gregory Hagar is Chartwell's Chief Financial Officer and Chief Compliance Officer. He has 24 years of related experience.

                           PORTFOLIO MANAGEMENT TEAM

BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 42 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund since 2007, he focuses on securities in the Energy, Financials and Consumer Staples sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

DOUGLAS W. KUGLER, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 15 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department, and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 28 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. He has been a portfolio manager of the Fund since 2011. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

                                   COMMENTARY

FIRST TRUST ENHANCED EQUITY INCOME FUND

The investment objective of First Trust Enhanced Equity Income Fund (the "Fund") is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers. These securities are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund will write (sell) covered call options on a portion of the Fund's managed assets. There can be no assurance that the Fund's investment objective will be achieved.

MARKET RECAP

As measured on a total return basis, the Standard & Poor's 500 Index ("S&P 500") rose 16.00% during the year ended December 31, 2012. This increase occurred despite the numerous negative macro-economic fears that were discussed in the financial and popular press. In fact, at no time during the year did the S&P 500 fall below where it ended 2012. The first quarter of 2012 saw the S&P 500 rise by 12.59%, driven by better than expected economic activity. However, the rally dissipated as the market fell almost 10% from the end of March through the beginning of June on fears regarding the European

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

debt crisis and a global growth slowdown. From there, the index rallied almost 16% higher to its peak for the year in mid-September as the worst fears of the March to June period were not realized and economic activity was slightly better than expected. The last quarter of the year saw the index decline slightly due to worries regarding the "fiscal cliff". The strong positive results for the market for the year came from a combination of factors. Stocks were valued inexpensively entering the year, central banks throughout the world continued to add liquidity to their economies, the European Central Bank said it would do whatever was necessary to support the Euro, economic data continued to exceed meager expectations and corporate earnings continued to improve. These positives offset any remaining questions the market had regarding the strength of China's economy, the European debt crisis and the "fiscal cliff" the U.S. economy was to face at the beginning of 2013.

PERFORMANCE ANALYSIS

The Net Asset Value ("NAV") total return1 of the Fund for the year ended December 31, 2012 was 14.18%, and the market value total return1 of the Fund was 17.68%. Both these returns were inclusive of dividends paid during the period. During this time period, the S&P 500 returned 16.00%. While measures of volatility of the market have declined significantly over the last few years, the Fund continued to take advantage of volatility in the market where it could and sold call options on a significant percentage of the Fund's holdings. This supplemented the portfolio's dividend stream and provided support to the Fund's performance. We continue to believe the strategy of combining high dividend-paying stocks and an option overwrite program is an excellent long-term strategy. The Fund's portfolio will continue to be primarily focused on high quality, large-capitalization, dividend-paying stocks which often tilts the portfolio toward a value orientation. Based on analysis of the S&P 500 performed by Bank of America Merrill Lynch, for the year, higher-yielding stocks significantly underperformed lower-yielding stocks. Additionally, lower quality stocks were better performers than higher quality stocks and smaller capitalization stocks outperformed larger capitalization stocks. On the positive side, the portfolio's tilt towards a value orientation aided performance versus the S&P 500 during the period as Value returns outpaced those of Growth. Positive contributions came from stock selection in the Materials, Insurance and Consumer Services groups. Stocks such as PPG Industries (up 63.2%), International Paper (up 39.1%), Travelers Companies (up 24.8%), Starwood Hotels and Resorts Worldwide (up 22.4%), and JPMorgan Chase (up 36.2%) are examples of the positive stock selection. In addition, an underweight in the Utilities group, which significantly trailed the S&P 500, aided relative performance. Lagging stock selection in the Diversified Financials, Pharmaceuticals, Biotechnology and Life Sciences and Energy sectors detracted from relative returns. Not owning stocks such as Bank of America (up 109.8%), Visa Inc. (up 50.5%), eBay Inc. (up 68.1%) and Gilead Sciences Inc. (up 79.5%) while having positions in Bristol-Myers Squibb (down 3.8%) and Apache Corp. Preferred Series C (down 15.6%), detracted from relative returns. Additionally, returns in the Master Limited Partnerships and Consumer Services sectors trailed the S&P 500.

MARKET AND FUND OUTLOOK

From its mid-September peak, the market sold off as it was faced with the uncertainty of the U.S. presidential election and the impending "fiscal cliff". However, during that time, U.S. and global economic data held steady and domestic corporate profits did not disappoint expectations. As the election and "fiscal cliff" uncertainties were resolved, the market regained most of what it had lost and went on to reach a five-year high early in 2013. We believe this pattern of the market grinding higher in a somewhat volatile manner, as uncertainties are faced and then resolved, will likely continue in 2013 - particularly in the first half of the year as the U.S. faces the political showdown over the debt ceiling limit, possible threats of further downgrades of the U.S. credit rating, and the impacts of slightly higher taxes brought about as part of the "fiscal cliff" resolution.

As we have stated in the past, the stock market is a forward-looking indicator. We believe that once the market begins to look past these issues, it will then focus on more fundamental-based issues such as the U.S. and global economies and the pace of domestic corporate profit growth. Measures of economic activity have been showing slow and steady growth in the U.S. and solid growth in most of the world with the exception of Europe. A dilemma the market is facing is whether this growth will continue. Additionally, the question of whether Europe will reverse its current economic slide remains. While corporate profits have continued to climb and surprise on the upside, the rate of that growth has slowed and profit margins have been hovering around all-time highs. If global economic growth slows, revenue growth will slow and there could be added pressure on the near record high profit margins.

Lastly, if the U.S. economy shows continued strength during the year, will the Federal Reserve Board start to reverse its multi-year policy of monetary easing? We are inclined to take the positive view on these matters and we believe that corporate profits are not likely to decline in a significant way in the near term. This would allow for continued reinvestment by businesses which will lead to continued modest employment growth without significant inflation. However, we believe it is likely that the resulting economic growth will continue to be muted when compared to previous cycles. With the stock market up substantially from its March 2009 lows and near five-year highs, along with the number of unresolved issues that the market is wrestling with, we are prepared to react as the markets change. We will continue to manage the Fund with the dual objectives of earning dividend income and options gains while seeking capital appreciation opportunities over the market cycle.


------------------------

1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2012


   SHARES                         DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
COMMON STOCKS - 94.8%

              AEROSPACE & DEFENSE - 2.8%
      45,000  Boeing (The) Co.................................... $   3,391,200
      65,400  Honeywell International, Inc.......................     4,150,938
                                                                  -------------
                                                                      7,542,138
                                                                  -------------
              AIR FREIGHT & LOGISTICS - 1.6%
      45,000  FedEx Corp.........................................     4,127,400
                                                                  -------------
              BEVERAGES - 3.3%
     175,000  Coca-Cola (The) Co.................................     6,343,750
      35,000  PepsiCo, Inc.......................................     2,395,050
                                                                  -------------
                                                                      8,738,800
                                                                  -------------
              CAPITAL MARKETS - 2.3%
      30,000  BlackRock, Inc.....................................     6,201,300
                                                                  -------------
              CHEMICALS - 1.4%
      80,000  E.I. Du Pont de Nemours & Co.......................     3,597,600
                                                                  -------------
              COMMERCIAL BANKS - 2.6%
      55,000  PNC Financial Services Group, Inc..................     3,207,050
     110,000  Wells Fargo & Co...................................     3,759,800
                                                                  -------------
                                                                      6,966,850
                                                                  -------------
              COMMUNICATIONS EQUIPMENT - 3.7%
     190,000  Cisco Systems, Inc.................................     3,733,500
     100,000  QUALCOMM, Inc......................................     6,202,000
                                                                  -------------
                                                                      9,935,500
                                                                  -------------
              COMPUTERS & PERIPHERALS - 5.8%
      22,000  Apple, Inc.........................................    11,726,660
     140,000  EMC Corp. (a) .....................................     3,542,000
                                                                  -------------
                                                                     15,268,660
                                                                  -------------
              CONSUMER FINANCE - 1.3%
      60,000  Capital One Financial Corp.........................     3,475,800
                                                                  -------------
              DIVERSIFIED FINANCIAL SERVICES - 3.1%
     187,900  JPMorgan Chase & Co................................     8,261,963
                                                                  -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
     130,000  AT&T, Inc..........................................     4,382,300
      50,000  Verizon Communications, Inc........................     2,163,500
                                                                  -------------
                                                                      6,545,800
                                                                  -------------
              ELECTRIC UTILITIES - 1.2%
     110,000  PPL Corp...........................................     3,149,300
                                                                  -------------
              ENERGY EQUIPMENT & SERVICES - 1.8%
      70,000  Schlumberger Ltd...................................     4,850,300
                                                                  -------------
              FOOD PRODUCTS - 1.9%
     110,000  Kraft Foods Group, Inc.............................     5,001,700
                                                                  -------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012


   SHARES                         DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
COMMON STOCKS - (CONTINUED)

              HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
      87,900  Covidien PLC ...................................... $   5,075,346
                                                                  -------------
              HEALTH CARE PROVIDERS & SERVICES - 1.4%
      90,000  Cardinal Health, Inc...............................     3,706,200
                                                                  -------------
              HOTELS, RESTAURANTS & LEISURE - 5.2%
      55,000  Carnival Corp......................................     2,022,350
      61,400  McDonald's Corp....................................     5,416,094
      60,000  Starwood Hotels & Resorts Worldwide, Inc...........     3,441,600
      25,000  Wynn Resorts Ltd...................................     2,812,250
                                                                  -------------
                                                                     13,692,294
                                                                  -------------
              HOUSEHOLD DURABLES - 2.3%
     110,000  Newell Rubbermaid, Inc.............................     2,449,700
     200,000  PulteGroup, Inc. (a) ..............................     3,632,000
                                                                  -------------
                                                                      6,081,700
                                                                  -------------
              INDUSTRIAL CONGLOMERATES - 2.8%
     350,000  General Electric Co................................     7,346,500
                                                                  -------------
              INSURANCE - 3.9%
     150,000  Lincoln National Corp..............................     3,885,000
     120,000  MetLife, Inc.......................................     3,952,800
      35,000  Travelers (The) Cos., Inc..........................     2,513,700
                                                                  -------------
                                                                     10,351,500
                                                                  -------------
              IT SERVICES - 3.6%
      52,000  Automatic Data Processing, Inc.....................     2,964,520
      34,000  International Business Machines Corp...............     6,512,700
                                                                  -------------
                                                                      9,477,220
                                                                  -------------
              LIFE SCIENCES TOOLS & SERVICES - 1.6%
     105,000  Agilent Technologies, Inc..........................     4,298,700
                                                                  -------------
              MACHINERY - 2.7%
      37,000  Caterpillar, Inc...................................     3,314,460
      45,000  Deere & Co.........................................     3,888,900
                                                                  -------------
                                                                      7,203,360
                                                                  -------------
              MEDIA - 2.6%
     150,000  Regal Entertainment Group, Class A ................     2,092,500
      95,000  Walt Disney (The) Co...............................     4,730,050
                                                                  -------------
                                                                      6,822,550
                                                                  -------------
              METALS & MINING - 1.2%
      90,000  Freeport-McMoRan Copper & Gold, Inc................     3,078,000
                                                                  -------------
              MULTILINE RETAIL - 0.9%
      40,000  Target Corp........................................     2,366,800
                                                                  -------------
              OIL, GAS & CONSUMABLE FUELS - 8.0%
      25,000  Apache Corp........................................     1,962,500
      40,000  Chevron Corp.......................................     4,325,600


Page 6                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012


   SHARES                         DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
COMMON STOCKS - (CONTINUED)

              OIL, GAS & CONSUMABLE FUELS - (CONTINUED)
      45,000  ConocoPhillips .................................... $   2,609,550
      90,000  Kinder Morgan, Inc.................................     3,179,700
     120,000  Marathon Oil Corp..................................     3,679,200
      72,000  Occidental Petroleum Corp..........................     5,515,920
                                                                  -------------
                                                                     21,272,470
                                                                  -------------
              PAPER & FOREST PRODUCTS - 0.8%
      50,000  International Paper Co.............................     1,992,000
                                                                  -------------
              PHARMACEUTICALS - 6.9%
     132,500  Bristol-Myers Squibb Co............................     4,318,175
     130,000  Merck & Co., Inc...................................     5,322,200
     345,000  Pfizer, Inc........................................     8,652,600
                                                                  -------------
                                                                     18,292,975
                                                                  -------------
              REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.6%
     100,000  Annaly Capital Management, Inc.....................     1,404,000
      90,000  National Retail Properties, Inc....................     2,808,000
                                                                  -------------
                                                                      4,212,000
                                                                  -------------
              ROAD & RAIL - 0.9%
      50,000  Ryder System, Inc..................................     2,496,500
                                                                  -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
     102,500  Intel Corp.........................................     2,114,575
      47,000  Microchip Technology, Inc..........................     1,531,730
                                                                  -------------
                                                                      3,646,305
                                                                  -------------
              SOFTWARE - 3.5%
     157,500  Microsoft Corp.....................................     4,209,975
     155,000  Oracle Corp........................................     5,164,600
                                                                  -------------
                                                                      9,374,575
                                                                  -------------
              SPECIALTY RETAIL - 1.4%
      80,000  Limited Brands, Inc................................     3,764,800
                                                                  -------------
              TOBACCO - 3.2%
      55,000  Altria Group, Inc..................................     1,728,100
      80,000  Philip Morris International, Inc...................     6,691,200
                                                                  -------------
                                                                      8,419,300
                                                                  -------------
              WATER UTILITIES - 1.1%
      80,000  American Water Works Co., Inc......................     2,970,400
                                                                  -------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.6%
      60,000  Vodafone Group PLC, ADR ...........................     1,511,400
                                                                  -------------
              TOTAL COMMON STOCKS ...............................   251,116,006
              (Cost $229,411,184)                                 -------------



                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

   SHARES/
    UNITS                         DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
MASTER LIMITED PARTNERSHIPS - 3.5%

              OIL, GAS & CONSUMABLE FUELS - 3.5%
     120,000  Energy Transfer Partners, L.P...................... $   5,151,600
      40,000  Enterprise Products Partners, L.P..................     2,003,200
      50,000  Magellan Midstream Partners, L.P...................     2,159,500
                                                                  -------------
              TOTAL MASTER LIMITED PARTNERSHIPS .................     9,314,300
              (Cost $4,408,342)                                   -------------


COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 1.4%

              CAPITAL MARKETS - 1.4%
     210,000  Ares Capital Corp.                                      3,675,000
                                                                  -------------
              TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT
                COMPANIES........................................     3,675,000
              (Cost $3,392,499)                                   -------------


              TOTAL INVESTMENTS - 99.7% .........................   264,105,306
              (Cost $237,212,025) (b)                             -------------



  NUMBER OF
  CONTRACTS                       DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
CALL OPTIONS WRITTEN - (0.2%)

              Agilent Technologies, Inc. Call
         500  @ $43.00 due January 2013 .........................       (10,000)
                                                                  -------------
              Annaly Capital Management, Inc. Call
       1,000  @  16.00 due January 2013 .........................        (3,000)
                                                                  -------------
              AT&T, Inc. Call
         200  @  34.00 due January 2013 .........................        (5,000)
                                                                  -------------
              BlackRock, Inc. Call
         150  @  210.00 due January 2013 ........................       (37,500)
                                                                  -------------
              Boeing (The) Co. Call
         200  @  77.50 due January 2013 .........................       (10,200)
                                                                  -------------
              Bristol-Myers Squibb Co. Call
         300  @  34.00 due January 2013 .........................        (1,200)
                                                                  -------------
              Capital One Financial Corp. Call
         200  @  62.50 due January 2013 .........................        (4,800)
                                                                  -------------
              Carnival Corp. Call
         250  @  38.50 due January 2013 .........................        (5,000)
                                                                  -------------
              Cisco Systems, Inc. Call
         500  @  20.00 due January 2013 .........................       (12,500)
                                                                  -------------
              ConocoPhillips Call
         450  @  60.00 due January 2013 .........................        (9,450)
                                                                  -------------
              Covidien PLC Call
         200  @  60.00 due January 2013 .........................        (4,000)
                                                                  -------------

Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

  NUMBER OF
  CONTRACTS                       DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
CALL OPTIONS WRITTEN - (CONTINUED)

              FedEx Corp. Call
         150  @ $97.50 due January 2013 ......................... $      (3,600)
                                                                  -------------
              Freeport-McMoRan Copper & Gold, Inc. Call
         300  @  34.00 due January 2013 .........................       (16,200)
                                                                  -------------
              Honeywell International, Inc. Call
         200  @  65.00 due January 2013 .........................        (9,400)
                                                                  -------------
              Intel Corp. Call
         250  @  21.00 due January 2013 .........................        (1,750)
                                                                  -------------
              International Business Machines Corp. Call
         100  @  195.00 due January 2013 ........................        (3,700)
                                                                  -------------
              International Paper Co. Calls
         200  @  39.00 due January 2013 .........................       (26,400)
         300  @  41.00 due January 2013 .........................       (11,700)
                                                                  -------------
                                                                        (38,100)
                                                                  -------------
              Lincoln National Corp. Call
         300  @  27.00 due January 2013 .........................        (6,900)
                                                                  -------------
              McDonald's Corp. Call
         200  @  90.00 due January 2013 .........................       (10,000)
                                                                  -------------
              Merck & Co., Inc. Call
         300  @  45.00 due January 2013 .........................          (900)
                                                                  -------------
              Microsoft Corp. Call
         500  @  27.50 due January 2013 .........................        (2,000)
                                                                  -------------
              Newell Rubbermaid, Inc. Call
       1,100  @  22.00 due January 2013 .........................       (55,000)
                                                                  -------------
              Occidental Petroleum Corp. Call
         100  @  80.00 due January 2013 .........................        (3,600)
                                                                  -------------
              Oracle Corp. Call
         500  @  34.00 due January 2013 .........................       (16,500)
                                                                  -------------
              PNC Financial Services Group, Inc. Call
         150  @  60.00 due January 2013 .........................        (9,000)
                                                                  -------------
              PulteGroup, Inc. Calls
         750  @  18.00 due January 2013 .........................       (56,250)
         950  @  19.00 due January 2013 .........................       (29,450)
         300  @  20.00 due February 2013 ........................       (15,600)
                                                                  -------------
                                                                       (101,300)
                                                                  -------------
              Regal Entertainment Group, Class A Call -
       1,500  @  14.00 due January 2013 .........................       (30,000)
                                                                  -------------
              Ryder System, Inc. Call
         100  @  50.00 due January 2013 .........................       (11,250)
                                                                  -------------
              S&P 500 Index Call (c)
         800  @  1,495.00 due January 2013 ......................       (76,000)
                                                                  -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

  NUMBER OF
  CONTRACTS                       DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
CALL OPTIONS WRITTEN - (CONTINUED)

              Travelers (The) Cos., Inc. Call
         350  @ $75.00 due January 2013 ......................... $      (5,250)
                                                                  -------------
              Wells Fargo & Co. Call
         200  @  36.00 due January 2013 .........................        (3,600)
                                                                  -------------
              Wynn Resorts Ltd. Call
         250  @  120.00 due January 2013 ........................       (13,750)
                                                                  -------------
              TOTAL CALL OPTIONS WRITTEN ........................      (520,450)
              (Premiums received $858,201)                        -------------

              NET OTHER ASSETS AND LIABILITIES - 0.5% ...........     1,424,513
                                                                  -------------
              NET ASSETS - 100.0%................................ $ 265,009,369
                                                                  =============

-----------------------------

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $237,694,174. As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $33,329,840 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,918,708.

(c) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt


Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2012

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        12/31/2012        PRICES           INPUTS            INPUTS
                                                       -------------   -------------    -------------    -------------
Common Stocks*.....................................    $ 251,116,006   $ 251,116,006    $          --    $          --
Master Limited Partnerships*.......................        9,314,300       9,314,300               --               --
Common Stocks - Business Development
    Companies*.....................................        3,675,000       3,675,000               --               --
                                                       -------------   -------------    -------------    -------------
TOTAL INVESTMENTS..................................    $ 264,105,306   $ 264,105,306    $          --    $          --
                                                       =============   =============    =============    =============

                                                  LIABILITIES TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        12/31/2012        PRICES           INPUTS            INPUTS
                                                       -------------   -------------    -------------    -------------
Call Options Written...............................    $   (520,450)   $    (520,450)   $          --    $          --
                                                       =============   =============    =============    =============

*See the Portfolio of Investments for industry breakdown.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2012.


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2012



ASSETS:
Investments, at value
   (Cost $237,212,025).........................................................................      $264,105,306
Cash...........................................................................................         1,239,336
Prepaid expenses...............................................................................             7,933
Receivables:
   Dividends...................................................................................           507,181
   Investment securities sold..................................................................            13,500
                                                                                                     ------------
       Total Assets............................................................................       265,873,256
                                                                                                     ------------

LIABILITIES:
Options written, at value (Premiums received $858,201).........................................           520,450
Payables:
   Investment advisory fees....................................................................           226,615
   Audit and tax fees..........................................................................            43,200
   Printing fees...............................................................................            25,611
   Administrative fees.........................................................................            19,551
   Legal fees..................................................................................            12,445
   Custodian fees..............................................................................             6,269
   Transfer agent fees.........................................................................             3,522
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             5,453
                                                                                                     ------------
       Total Liabilities.......................................................................           863,887
                                                                                                     ------------
NET ASSETS.....................................................................................      $265,009,369
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $304,966,275
Par value......................................................................................           199,732
Accumulated net investment income (loss).......................................................           572,277
Accumulated net realized gain (loss) on investments and written options transactions...........       (67,959,947)
Net unrealized appreciation (depreciation) on investments and written options..................        27,231,032
                                                                                                     ------------
NET ASSETS.....................................................................................      $265,009,369
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      13.27
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        19,973,164
                                                                                                     ============



Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $18,616)..........................................      $  8,282,115
Interest.......................................................................................               482
                                                                                                     ------------
   Total investment income.....................................................................         8,282,597
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................         2,663,092
Administrative fees............................................................................           229,732
Printing fees..................................................................................            86,143
Legal fees.....................................................................................            55,812
Audit and tax fees.............................................................................            43,466
Transfer agent fees............................................................................            36,117
Trustees' fees and expenses....................................................................            28,875
Custodian fees.................................................................................            18,892
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            46,659
                                                                                                     ------------
   Total expenses..............................................................................         3,218,038
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         5,064,559
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         9,607,487
   Written option transactions (a).............................................................          (182,250)
                                                                                                     ------------
Net realized gain (loss).......................................................................         9.425.237
                                                                                                     ------------
Net increase from payment by the sub-advisor...................................................            77,318
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        18,125,927
   Written options held (a)....................................................................           526,590
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        18,652,517
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        28,155,072
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 33,219,631
                                                                                                     ============

(a)   Primary risk exposure is equity option contracts.


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                         YEAR            YEAR
                                                                                        ENDED           ENDED
                                                                                      12/31/2012      12/31/2011
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  5,064,559    $  4,273,130
Net realized gain (loss)...........................................................     9,425,237       9,176,634
Net change in unrealized appreciation (depreciation)...............................    18,652,517      (9,322,778)
Net increase from payment by the sub-advisor.......................................        77,318              --
                                                                                     ------------    ------------

Net increase (decrease) in net assets resulting from operations....................    33,219,631       4,126,986
                                                                                     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................   (14,353,701)    (13,596,236)
Net realized gain..................................................................            --              --
Return of capital..................................................................    (3,622,147)     (4,379,612)
                                                                                     ------------    ------------

Total distributions to shareholders................................................   (17,975,848)    (17,975,848)
                                                                                     ------------    ------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            --              --
                                                                                     ------------    ------------

Net increase (decrease) in net assets resulting from capital transactions..........            --              --
                                                                                     ------------    ------------

Total increase (decrease) in net assets............................................    15,243,783     (13,848,862)


NET ASSETS:
Beginning of period................................................................   249,765,586     263,614,448
                                                                                     ------------    ------------

End of period......................................................................  $265,009,369    $249,765,586
                                                                                     ============    ============

Accumulated net investment income (loss) at end of period..........................  $    572,277    $    213,868
                                                                                     ============    ============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................    19,973,164      19,973,164
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            --              --
                                                                                     ------------    ------------

Common Shares at end of period.....................................................    19,973,164      19,973,164
                                                                                     ============    ============


Page 14                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR          YEAR          YEAR          YEAR          YEAR
                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                          12/31/2012    12/31/2011    12/31/2010    12/31/2009    12/31/2008
                                          ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period       $  12.51      $  13.20      $  12.32      $  11.15      $  18.38
                                           --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .............     0.26          0.22          0.24          0.20          0.42
Net realized and unrealized gain (loss)...     1.40         (0.01)         1.52          1.93         (6.05)
                                           --------      --------      --------      --------      --------
Total from investment operations .........     1.66          0.21          1.76          2.13         (5.63)
                                           --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ....................    (0.72)        (0.68)        (0.59)        (0.19)        (0.43)
Net realized gain ........................       --            --            --            --         (0.10)
Return of capital ........................    (0.18)        (0.22)        (0.29)        (0.77)        (1.07)
                                           --------      --------      --------      --------      --------
Total distributions to Common
   Shareholders ..........................    (0.90)        (0.90)        (0.88)        (0.96)        (1.60)
                                           --------      --------      --------      --------      --------
Net asset value, end of period ........... $  13.27      $  12.51      $  13.20      $  12.32      $  11.15
                                           ========      ========      ========      ========      ========
Market value, end of period .............. $  11.84      $  10.83      $  12.63      $  11.70      $   8.85
                                           ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (a) .............................    14.18% (b)     2.42%        15.50%        22.24%       (30.54)%
                                           ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET VALUE (a) ...    17.68%        (7.33)%       16.37%        46.26%       (37.22)%
                                           ========      ========      ========      ========      ========

-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..... $265,009      $249,766      $263,614      $246,048      $222,675
Ratio of total expenses to average net
   assets ................................     1.21%         1.22%         1.25%         1.34%         1.31%
Ratio of net investment income (loss) to
   average net assets ....................     1.90%         1.65%         1.90%         1.80%         2.80%
Portfolio turnover rate ..................       66%           52%           41%           74%          121%

-----------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) The Fund received reimbursements from Chartwell Investment Partners, L.P. (the "Sub-Advisor") in the amount of $77,318. The reimbursements from the Sub-Advisor represent less than $0.01 per share and had no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2012


                              1. FUND DESCRIPTION

First Trust Enhanced Equity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FFA on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis writes (sells) covered call options on a portion of the Fund's managed assets. Managed assets means the total asset value of the Fund minus the sum of the Fund's liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks, master limited partnerships ("MLPs"), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities are obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2012

      1) the type of security;

      2) the size of the holding;

      3) the initial cost of the security;

      4) transactions in comparable securities;

      5) price quotes from dealers and/or pricing services;

      6) relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8) an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2012, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options ("options") on all or a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor"), consistent with the Fund's investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2012


expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written option transactions" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts.

The Fund may hold publicly-traded real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the REIT to the extent of the cost basis of such REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates made. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the year ended December 31, 2012, distributions of $538,213 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended December 31, 2012, primarily as a result of distributions in excess of current year taxable income, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $9,647,551, an increase in accumulated net realized gain (loss) on investments and written option transactions of $70,346 and a decrease to paid-in capital of $9,717,897. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

Distributions paid from:                                   2012                   2011
Ordinary income.................................      $   14,353,701         $   13,596,236
Long-term capital gain..........................                  --                     --
Return of capital...............................           3,622,147              4,379,612

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2012


As of December 31, 2012, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income.....................    $           --
Undistributed capital gains.......................                --
                                                      --------------
Total undistributed earnings......................                --
Accumulated capital and other losses..............       (61,149,168)
Net unrealized appreciation (depreciation).......         26,611,283
                                                      --------------
Total accumulated earnings (losses)...............       (34,537,885)
Other.............................................        (5,618,753)
Paid-in capital...................................       305,166,007
                                                      --------------
Net assets........................................    $  265,009,369
                                                      ==============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Fund had capital loss carryforwards for federal income tax purposes of $61,149,168 expiring December 31, 2017.

During the taxable year ended December 31, 2012, the Fund utilized pre-enactment capital loss carryforwards in the amount of $9,220,440.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of December 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell manages the Fund's portfolio subject to First Trust's supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid monthly by First Trust out of its investment advisory fee.

During the fiscal year ended December 31, 2012, the Fund received reimbursements from the Sub-Advisor of $77,318 in connection with trade errors.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2012


Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2012, were $173,819,698 and $186,071,261, respectively.

Written option activity for the Fund was as follows:

                                                          NUMBER
                                                            OF
WRITTEN OPTIONS                                         CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------
Options outstanding at December 31, 2011...........         9,150            $    1,132,711
Options written....................................       280,922                21,642,973
Options expired....................................      (126,150)               (6,956,133)
Options exercised..................................        (9,829)                 (662,314)
Options closed ....................................      (140,293)              (14,299,036)
                                                         --------            --------------
Options outstanding at December 31, 2012...........        13,800            $      858,201
                                                         ========            ==============

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2012


EQUITY SECURITIES RISK: The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which can not be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

INDUSTRY RISK: The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

INCOME RISK: Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED EQUITY INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Enhanced Equity Income Fund as of December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 19, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 8, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2012, 5.70% qualified for the corporate dividends received deduction available to corporate shareholders. The Fund hereby designates as qualified dividend income 6.56% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2012.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund and Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Enhanced Equity Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 18,342,607, the number of votes against was 541,429 and the number of abstentions was 1,089,128. The number of votes cast in favor of Mr. Kadlec was 18,340,901, the number of votes against was 543,135 and the number of abstentions was 1,089,128. James A. Bowen, Niel B. Nielson and Robert
F. Keith are the other current and continuing Trustees.

BOARD OF TRUSTEES AND OFFICERS

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                 THE FIRST TRUST        OTHER
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     TRUSTEESHIPS OR
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY      DIRECTORSHIPS
POSITION WITH THE FUND              SERVICE (2)                  DURING PAST 5 YEARS                 TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term      Physician; President, Wheaton Orthopedics;       98        None
c/o First Trust Advisors L.P.                          Co-Owner and Co-Director (January 1996
120 East Liberty Drive,         o Since Fund           to May 2007), Sports Med Center for
  Suite 400                       Inception            Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                      Estate Limited Partnership; Member,
D.O.B.: 04/51                                          Sportsmed LLC

Thomas R. Kadlec, Trustee       o Three-Year Term      President (March 2010 to Present), Senior        98        Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer                 Investor Services,
120 East Liberty Drive,         o Since Fund           (May 2007 to March 2010), Vice President                   Inc. and ADM
  Suite 400                       Inception            and Chief Financial Officer (1990 to May                   Investor Services
Wheaton, IL 60187                                      2007), ADM Investor Services, Inc. (Futures                International
D.O.B.: 11/57                                          Commission Merchant)

Robert F. Keith, Trustee        o Three-Year Term      President (2003 to Present), Hibs                98        Director of
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                      Trust Company
120 East Liberty Drive,         o Since June 2006      Consulting)                                                of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three-Year Term      President and Chief Executive Officer (June      98        Director of
c/o First Trust Advisors L.P.                          2012 to Present), Dew Learning LLC                         Covenant
120 East Liberty Drive,         o Since Fund           (Educational Products and Services); President             Transport Inc.
  Suite 400                       Inception            (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and  o Three-Year Term      Chief Executive Officer (December 2010           98        None
Chairman of the Board                                  to Present), President (until December
120 East Liberty Drive,                                2010), First Trust Advisors L.P. and First
  Suite 400                                            Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187               o Since Fund           Board of Directors, BondWave LLC
D.O.B.: 09/55                     Inception            (Software Development Company/
                                                       Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES         TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND               LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief          o Indefinite Term          Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Executive Officer                                       and Chief Financial Officer, First Trust Advisors
  Suite 400                                         o President and Chief      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                     Executive Officer        Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                         Since January 2012       Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)
                                                    o Treasurer, Chief
                                                      Financial Officer and
                                                      Chief Accounting Officer
                                                      from Fund Inception
                                                      to January 2012


James M. Dykas         Treasurer, Chief Financial   o Indefinite Term          Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief Accounting                            President (April 2007 to January 2011), Vice
  Suite 400            Officer                      o Treasurer, Chief         President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                     Financial Officer and    Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66                                         Chief Accounting Officer
                                                      Since January 2012

                                                    o Assistant Treasurer
                                                      from December 2005
                                                      to January 2012


W. Scott Jardine       Secretary and Chief          o Indefinite Term          General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,  Legal Officer                                           Trust Portfolios L.P. and BondWave LLC
  Suite 400                                         o Since Fund Inception     (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)


Daniel J. Lindquist    Vice President               o Indefinite Term          Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                          Present), First Trust Advisors L.P. and First Trust
  Suite 400                                         o Since December 2005      Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher        Assistant Secretary and      o Indefinite Term          Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,  Chief Compliance Officer                                First Trust Advisors L.P. and First Trust
   Suite 400                                        o Assistant Secretary      Portfolios L.P.
Wheaton, IL 60187                                     Since Fund Inception
D.O.B.: 12/66
                                                    o Chief Compliance Officer
                                                      Since January 2011

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to
            Item 12(a)(1).

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,000.00 for 2011 and $38,000.00 for 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2011 and $0 for 2012.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2011 and $0 for 2012.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2011 and $0 for 2012. These fees were for tax preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2011 and $0 for 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2011 and $0 for 2012.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2011 and $0 for 2012.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2011 were $5,200.00 and $6,200.00 for the Registrant and the Registrant's investment adviser, respectively, and for 2012 were $0 and $4,120, for the Registrant and the Registrant's investment adviser, respectively.

(h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                         CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                       As Further Amended February, 2012

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

PROXY VOTING GUIDELINES
Generally, Chartwell votes all proxies in accordance with the ISS guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive.

ROUTINE/MISCELLANEOUS:
AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS Votes on director nominees should be determined CASE-BY-CASE. Four fundamental principles apply when determining votes on director nominees:

1.    Board Accountability
2.    Board Responsiveness
3.    Director Independence
4.    Director Competence

1. BOARD ACCOUNTABILITY

Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2) who should be considered CASE-BY-CASE for the following: Problematic Takeover Defenses:

      CLASSIFIED BOARD STRUCTURE

      1.1 The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election - any or all appropriate nominees (except new) may be held accountable;

      1.2 The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

            o     A classified board structure;

            o     A supermajority vote requirement;

            o Either a plurality vote standard in uncontested director elections or a majority vote standard for director elections with no plurality carve-out for contested elections;

            o     The inability for shareholders to call special meetings;

            o     The inability for shareholders to act by written consent;

            o A dual-class capital structure; and/or o A non-shareholder-approved poison pill.

      POISON PILLS:

      1.3 The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote WITHHOLD/AGAINST every year until this feature is removed;

      1.4 The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term pill" (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (November 19, 2009); or

      1.5 The board makes a material adverse change to an existing poison pill without shareholder approval.

------------------------

1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

      Vote CASE-BY-CASE on all nominees if:

      1.6 The board adopts a poison pill with a term of 12 months or less ("short-term pill") without Shareholder approval, taking into account the following factors:

            o The date of the pill's adoption relative to the date of the next meeting of shareholders-i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

            o     The issuer's rationale;

            o     The issuer's governance structure and practices; and

            o     The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

      1.7 The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8 The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9 There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

      1.10 Poor accounting practice are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote WITHHOLD/AGAINST from the members of the Compensation Committee and potentially the full board if:

      1.11 There is a significant misalignment between CEO pay and company performance (Pay for Performance);

      1.12  The company maintains significant problematic pay practices;

      1.13 The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14 The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15 The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16 The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account;

                  o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company.

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

      1.17 Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company;

      1.18  Failure to replace management as appropriate; or

      1.19 Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.  BOARD RESPONSIVENESS

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis), if:

      2.1 The board failed to act on a shareholder proposal that received approval of a majority of the shares outstanding the previous year;

      2.2 The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      2.3 The board failed to act on takeover offers where the majority of shares are tendered;

      2.4 At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/ against vote; or

      2.5 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

      2.6 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

            o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

            o     The company's ownership structure and vote results;

            o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

            o The previous year's support level on the company's say-on-pay proposal.

3.  DIRECTOR INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors below) when:

      3.1 The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      3.2 The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      3.3 The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      3.4   The full board is less than majority independent.

4.  DIRECTOR COMPETENCE

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

      4.1 The company's proxy indicated that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

      4.2 Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

            o     Medical issues/illness;

            o     Family emergencies; and

            o     Missing only one meeting.

      These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

      4.3   Sit on more than six public company boards; or

      4.4 Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE BY CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o     Management's track record;

      o     Background to the proxy contest;

      o     Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o     Stock ownership positions.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

      o     Company-specific factors; and

      o     Proposal-specific factors, including:

            o The ownership thresholds proposed in the resolution (i.e., percentage and duration);

            o The maximum proportion of directors that shareholders may nominate each year; and

            o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

SHAREHOLDER RIGHTS & DEFENSES:

EXCLUSIVE VENUE

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

      o Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement; and

      o     Whether the company has the following good governance features:

            o     An annually elected board;

            o     A majority vote standard in uncontested director elections;
                  and

            o The absence of a poison pill, unless the pill was approved by shareholders.

POISON PILLS - MANAGEMENT PROPOSALS TO RATIFY POISON PILL

Vote CASE BY CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o     No lower than a 20% trigger, flip-in or flip-over;

      o     A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limit the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

POISON PILLS - MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses ("NOLs") if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

      o     The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of
            NOLs);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

      o     Any other factors that may be applicable.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent. Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

      o     Shareholders' current right to act by written consent;

      o     The consent threshold;

      o     The inclusion of exclusionary or prohibitive language;

      o     Investor ownership structure; and

      o Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

      o An unfettered(3) right for shareholders to call special meetings at a 10 percent threshold;

      o     A majority vote standard in uncontested director elections;

      o     No non-shareholder-approved pill; and

      o     An annually elected board.

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

      o     Past Board Performance:

            o The company's use of authorized shares during the last three years;

      o     The Current Request:

            o Disclosure in the proxy statement of the specific reasons for the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

--------------------------

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

            o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance

            o The company's use of authorized preferred shares during the last three years;

      o     The Current Request:

            o Disclosure in the proxy statement of specific reasons for the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

            o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

            o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

      o The company discloses a compelling rationale for the dual-class capital structure, such as:

            o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

            o     The new class of shares will be transitory;

      o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

      o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, performance goals, and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION - MANAGEMENT PROPOSALS (SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay -
MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o     The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o     The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

      o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

            o     Magnitude of pay misalignment;

            o Contribution of non-performance-based equity grants to overall pay; and

            o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY FOR PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

      1.    Peer Group(4) Alignment:

            o The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

            o The multiple of the CEO's total pay relative to the peer group median.

------------------------

4 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICs industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company's rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO's pay relative to the median pay level in the peer group.

      2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o     The ratio of performance- to time-based equity awards;

      o     The ratio of performance-based compensation to overall compensation;

      o     The completeness of disclosure and rigor of performance goals;

      o     The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

      o     Any other factors deemed relevant.

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o     Incentives that may motivate excessive risk-taking; and

      o     Options backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o     New or extended agreements that provide for:

            o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

            o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

            o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

      o     Multi-year guaranteed bonuses;

      o     A single performance metric used for short- and long-term plans;

      o     Lucrative severance packages;

      o     High pay opportunities relative to industry peers;

      o     Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant changes;

      o     Duration of options backdating;

      o     Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay.

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company.

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION (MANAGEMENT "SAY ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION OR PROPOSED SALE

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

      o Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

      o Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

      o Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

      o Single trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

      o     Potentially excessive severance payments;

      o Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

      o In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

      o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      o     The total cost of the company's equity plans is unreasonable;

      o     The plan expressly permits the repricing;

      o     A pay-for-performance misalignment is found;

      o The company's three-year burn rate exceeds the burn rate cap of its industry group;

      o     The plan has a liberal change-of-control definition; or

      o     The plan is a vehicle for poor pay practices.

SOCIAL/ENVIRONMENTAL ISSUES

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

      o Whether adoption of the proposal is likely to enhance or protect shareholder value;

      o Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets and earnings;

      o The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

      o Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

      o Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

      o Whether the company's analysis and voting recommendation to shareholders are persuasive;

      o What other companies have done in response to the issue addressed in the proposal;

      o Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

      o Whether implementation of the proposal's request would achieve the proposal's objectives;

      o Whether the subject of the proposal is best left to the discretion of the board;

      o Whether the requested information is available to shareholders either from the company or from a publicly available source; and

      o Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

POLITICAL SPENDING & LOBBYING ACTIVITIES

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

      o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

      o Recent significant controversies, fines or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

      o The company's current disclosure of relevant policies and oversight mechanisms;

      o Recent significant controversies, fines or litigation related to the company's public policy activities; and

      o The impact that the policy issues may have on the company's business operations.

HYDRAULIC FRACTURING

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

      o The company's current level of disclosure of relevant policies and oversight mechanisms;

      o The company's current level of such disclosure relative to its industry peers;

      o     Potential relevant local, state or national regulatory developments;
            and

      o Controversies, fines or litigation related to the company's hydraulic fracturing operations.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


INFORMATION PROVIDED AS OF DECEMBER 31, 2012

Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Adviser"), founded in 1997, is an employee-owned investment firm focusing on institutional, sub-advisory and private client relationships. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Portfolio Management Team consists of the following:

PORTFOLIO MANAGEMENT TEAM

BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 38 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund since 2007, he focuses on securities in the Energy, Financials and Consumer Staples sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 15 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 27 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

The investment team for the First Trust Enhanced Equity Income Fund consists of three portfolio managers with an average of 29 years of investment experience. All team members conduct fundamental research and meet with company management. Purchase and sale decisions are made by the portfolio managers. The day-to-day work and the management of the Fund is divided evenly among the portfolio managers.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF DECEMBER 31, 2012

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

                                                                                             # of Accounts    Total Assets
                                                                                             --------------   -------------
                                                                                              Managed for      for which
                                                                                              ------------     ----------
                                                                 Total # of                 which Advisory    Advisory Fee
                                                                 -----------                ---------------   -------------
Name of Portfolio Manager or                                      Accounts       Total      Fee is Based on   is Based on
-----------------------------                                     ---------      ------     ----------------  ------------
         Team Member                   Type of Accounts*           Managed       Assets       Performance     Performance
         -----------                   -----------------           -------       ------       -----------     -----------

1.   Bernard P. Schaffer        Registered Investment                  0           $0              0               $0
                                Companies:
                                Other Pooled Investment                1        $412,000           0               $0
                                Vehicles:
                                Other Accounts:                       16       $288.5 Mil          0               $0

2.  Douglas W. Kugler           Registered Investment                  0           $0              0               $0
                                Companies:
                                Other Pooled Investment                1        $412,000           0               $0
                                Vehicles:
                                Other Accounts:                       16       $288.5 Mil          0               $0

3.  Peter M. Schofield          Registered Investment                  1         $20.9             0               $0
                                Companies:
                                Other Pooled Investment                1        $412,000           0               $0
                                Vehicles:
                                Other Accounts:                       16       $288.5 Mil          0               $0

POTENTIAL CONFLICTS OF INTERESTS

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees.

When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, a member of Chartwell's Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. This person provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by a member of Chartwell's Compliance Group by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2012

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager and analyst based on the portfolio manager's and analyst's level and type of ownership interest(s). There are currently three types of equity: (1) straight limited partnership interests,
(2) Class B share interests, and (3) phantom stock interests. In all cases, the annual ownership distributions are paid to employees based on their respective percentage equity interest(s) multiplied by total net cash distributions paid during the year.

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2011:

                Name of Portfolio Manager or        Dollar Range of Fund Shares
                ----------------------------        ---------------------------
                         Team Member                    Beneficially Owned
                         -----------                    ------------------
         Bernard P. Schaffer                              $100,000-500,000
         Kevin A. Melich                                  $0
         Peter M. Schofield                               $0


(B)      Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust Enhanced Equity Income Fund
            --------------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  February 19, 2013
     ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  February 19, 2013
     ---------------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  February 19, 2013
     ---------------------------

* Print the name and title of each signing officer under his or her signature.